UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 27, 2005



                            DNB Financial Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

            Pennsylvania             0-16667            23-2222567
       ---------------------     -------------        --------------
   (State or other jurisdiction  (Commission         (I.R.S. Employer
          of incorporation)      File Number)       Identification No.)


       4 Brandywine Avenue, Downingtown, Pennsylvania            19335
              ---------------------------------               -----------
          (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code: (610) 269-1040


                                 Not Applicable
                 ----------------------------------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17  CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.02. Results of Operations and Financial Condition.

On April 27, 2005, DNB Financial Corp issued a press release discussing the Company's first quarter 2005 results. The press release, attached as Exhibit
99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is furnished herewith:

99.1 Press Release, dated April 27, 2005, of DNB Financial Corp.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            DNB Financial Corporation

April 27, 2005              By:        /s/ Bruce E. Moroney

                                       Name: Bruce E. Moroney
                                       Title: Executive Vice President and Chief
                                       Financial Officer





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                                  Exhibit Index



Exhibit No.     Description
99.1            Earnings Press Release